Debt Obligations	12 Months Ended
Dec. 31, 2016
Debt Obligations [Abstract]
Debt Disclosure [Text Block]
DEBT OBLIGATIONS:
Our debt obligations consist of the following:

	December 31,
	2016	2015
Parent Company Indebtedness:
7.50% Senior Notes, due October 15, 2020	$1,187	$1,187
5.875% Senior Notes, due January 15, 2024	1,150	1,150
5.50% Senior Notes due June 1, 2027	1,000	1,000
ETE Senior Secured Term Loan, due December 2, 2019	2,190	2,190
ETE Senior Secured Revolving Credit Facility due December 18, 2018	875	860
Unamortized premiums, discounts and fair value adjustments, net	(15)	(17)
Deferred debt issuance costs	(30)	(38)
	6,357	6,332

Subsidiary Indebtedness:
ETP Debt
6.125% Senior Notes due February 15, 2017	400	400
2.50% Senior Notes due June 15, 2018	650	650
6.70% Senior Notes due July 1, 2018	600	600
9.70% Senior Notes due March 15, 2019	400	400
9.00% Senior Notes due April 15, 2019	450	450
5.75% Senior Notes due September 1, 2020	400	400
4.15% Senior Notes due October 1, 2020	1,050	1,050
6.50% Senior Notes due July 15, 2021	500	500
4.65% Senior Notes due June 1, 2021	800	800
5.20% Senior Notes due February 1, 2022	1,000	1,000
5.875% Senior Notes due March 1, 2022	900	900
5.00% Senior Notes due October 1, 2022	700	700
3.60% Senior Notes due February 1, 2023	800	800
5.50% Senior Notes due April 15, 2023	700	700
4.50% Senior Notes due November 1, 2023	600	600
4.90% Senior Notes due February 1, 2024	350	350
7.60% Senior Notes due February 1, 2024	277	277
4.05% Senior Notes due March 15, 2025	1,000	1,000
4.75% Senior Notes due January 15, 2026	1,000	1,000
8.25% Senior Notes due November 15, 2029	267	267
4.90% Senior Notes due March 15, 2035	500	500
6.625% Senior Notes due October 15, 2036	400	400
7.50% Senior Notes due July 1, 2038	550	550
6.05% Senior Notes due June 1, 2041	700	700
6.50% Senior Notes due February 1, 2042	1,000	1,000
5.15% Senior Notes due February 1, 2043	450	450
5.95% Senior Notes due October 1, 2043	450	450
5.15% Senior Notes due March 15, 2045	1,000	1,000
6.125% Senior Notes due December 15, 2045	1,000	1,000
Floating Rate Junior Subordinated Notes due November 1, 2066	546	545
ETP $3.75 billion Revolving Credit Facility due November 2019	2,777	1,362
Unamortized premiums, discounts and fair value adjustments, net	(18)	(21)
Deferred debt issuance costs	(132)	(147)
	22,067	20,633

Transwestern Debt
5.54% Senior Notes due November 17, 2016	—	125
5.64% Senior Notes due May 24, 2017	82	82
5.36% Senior Notes due December 9, 2020	175	175
5.89% Senior Notes due May 24, 2022	150	150
5.66% Senior Notes due December 9, 2024	175	175

6.16% Senior Notes due May 24, 2037	75	75
Unamortized premiums, discounts and fair value adjustments, net	—	(1)
Deferred debt issuance costs	(1)	(2)
	656	779

Panhandle Debt
6.20% Senior Notes due November 1, 2017	300	300
7.00% Senior Notes due June 15, 2018	400	400
8.125% Senior Notes due June 1, 2019	150	150
7.60% Senior Notes due February 1, 2024	82	82
7.00% Senior Notes due July 15, 2029	66	66
8.25% Senior Notes due November 14, 2029	33	33
Floating Rate Junior Subordinated Notes due November 1, 2066	54	54
Unamortized premiums, discounts and fair value adjustments, net	50	75
	1,135	1,160

Sunoco, Inc. Debt
5.75% Senior Notes due January 15, 2017	400	400
9.00% Debentures due November 1, 2024	65	65
Unamortized premiums, discounts and fair value adjustments, net	9	20
	474	485

Sunoco Logistics Debt
6.125% Senior Notes due May 15, 2016	—	175
5.50% Senior Notes due February 15, 2020	250	250
4.40% Senior Notes due April 1, 2021	600	600
4.65% Senior Notes due February 15, 2022	300	300
3.45% Senior Notes due January 15, 2023	350	350
4.25% Senior Notes due April 1, 2024	500	500
5.95% Senior Notes due December 1, 2025	400	400
3.90% Senior Notes due July 15, 2026	550	—
6.85% Senior Notes due February 15, 2040	250	250
6.10% Senior Notes due February 15, 2042	300	300
4.95% Senior Notes due January 15, 2043	350	350
5.30% Senior Notes due April 1, 2044	700	700
5.35% Senior Notes due May 15, 2045	800	800
Sunoco Logistics $2.50 billion Revolving Credit Facility due March 2020	1,292	562
Sunoco Logistics $1.0 billion 364-Day Credit Facility due December 2017(1)	630	—
Unamortized premiums, discounts and fair value adjustments, net	75	85
Deferred debt issuance costs	(34)	(32)
	7,313	5,590

Bakken Project Debt
Bakken Project $2.50 billion Credit Facility due August 2019	1,100	—
Deferred debt issuance costs	(13)	—
	1,087	—
PennTex Debt
PennTex $275 million Revolving Credit Facility due December 2019	168	—

Sunoco LP Debt
5.50% Senior Notes Due August 1, 2020	600	600
6.375% Senior Notes due April 1, 2023	800	800
6.25% Senior Notes due April 15, 2021	800	—
Sunoco LP $1.50 billion Revolving Credit Facility due September 25, 2019	1,000	450
Sunoco LP Term Loan due October 1, 2019	1,243	—
Lease-related obligations	118	126
Deferred debt issuance costs	(47)	(18)
	4,514	1,958

Other	31	31
	43,802	36,968
Less: current maturities	1,194	131
	$42,608	$36,837

(1)
Sunoco Logistics’ $1.0 billion 364-Day Credit Facility, including its $630 million term loan, were classified as long-term debt as of December 31, 2016 as Sunoco Logistics has the ability and intent to refinance such borrowings on a long-term basis.

The following table reflects future maturities of long-term debt for each of the next five years and thereafter. These amounts exclude $156 million in unamortized premiums, fair value adjustments and deferred debt issuance costs, net:

2017	$1,817
2018	2,530
2019	9,483
2020	4,960
2021	2,706
Thereafter	22,462
Total	$43,958

Long-term debt reflected on our consolidated balance sheets includes fair value adjustments related to interest rate swaps, which represent fair value adjustments that had been recorded in connection with fair value hedge accounting prior to the termination of the interest rate swap.
Notes and Debentures
ETE Senior Notes
The ETE Senior Notes are the Parent Company’s senior obligations, ranking equally in right of payment with our other existing and future unsubordinated debt and senior to any of its future subordinated debt. The Parent Company’s obligations under the ETE Senior Notes are secured on a first-priority basis with its obligations under the Revolver Credit Agreement and the ETE Term Loan Facility, by a lien on substantially all of the Parent Company’s and certain of its subsidiaries’ tangible and intangible assets, subject to certain exceptions and permitted liens. The ETE Senior Notes are not guaranteed by any of the Parent Company’s subsidiaries.
The covenants related to the ETE Senior Notes include a limitation on liens, a limitation on transactions with affiliates, a restriction on sale-leaseback transactions and limitations on mergers and sales of all or substantially all of the Parent Company’s assets.
As discussed above, the Parent Company’s outstanding senior notes are collateralized by its interests in certain of its subsidiaries. SEC Rule 3-16 of Regulation S-X (“Rule 3-16”) requires a registrant to file financial statements for each of its affiliates whose securities constitute a substantial portion of the collateral for registered securities. The Parent Company’s limited partner interests in ETP constitute substantial portions of the collateral for the Parent Company’s outstanding senior notes; accordingly, financial statements of ETP are required under Rule 3-16 to be included in the Partnership’s Annual Report on Form 10-K and have been included herein.
The Parent Company’s interests in ETP GP and ETE Common Holdings, LLC, (collectively, the “Non-Reporting Entities”) also constitute substantial portions of the collateral for the Parent Company’s outstanding senior notes. Accordingly, the financial statements of the Non-Reporting Entities would be required under Rule 3-16 to be included in the Parent Company’s Annual Report on Form 10-K. None of the Non-Reporting Entities has substantive operations of its own; rather, each of the Non-Reporting Entities holds only direct or indirect interests in ETP and/or the consolidated subsidiaries of ETP. Following is a summary of the interests held by each of the Non-Reporting Entities, as well as a summary of the significant differences between each of the Non-Reporting Entities compared to ETP:

•
ETP GP owns 100% of the general partner interest in ETP. ETP GP does not own limited partner interests in ETP; therefore, the limited partner interests in ETP, which had a carrying value of $18.43 billion and $20.53 billion as of December 31, 2016 and 2015, respectively, would be reflected as noncontrolling interests on ETP GP’s balance sheets. Likewise, ETP’s income (loss) attributable to limited partners (including common unitholders, Class H unitholders and Class I unitholders) of $(651) million, $334 million and $823 million for the years ended December 31, 2016, 2015 and 2014, respectively, would be reflected as income attributable to noncontrolling interest in ETP GP’s statements of operations.

•
As of December 31, 2014, ETE Common Holdings, LLC (“ETE Common Holdings”) owned 5.2 million ETP Common Units, representing approximately 1.5% of the total outstanding ETP Common Units, and 50.2 million ETP Class H Units, representing 100% of the total outstanding ETP Class H Units. ETE Common Holdings also owned 30.9 million Regency Common Units, representing approximately 7.5% of the total outstanding Regency Common Units; ETE Common Holdings’ interest in Regency was acquired in 2014. During 2015, all of the units held by ETE Common Holdings were redeemed by ETP. ETE Common Holdings does not own the general partner interests in ETP; therefore, the financial statements of ETE Common Holdings would only reflect equity method investments in ETP. The carrying values of ETE Common Holdings’ investments in ETP was $1.72 billion as of December 31, 2014, and ETE Common Holdings’ equity in earnings from its investments in ETP was $292 million for the year ended December 31, 2014.

ETP’s general partner interest, Common Units and Class H Units are reflected separately in ETP’s financial statements. As a result, the financial statements of the Non-Reporting Entities would substantially duplicate information that is available in the financial statements of ETP. Therefore, the financial statements of the Non-Reporting Entities have been excluded from the Partnership’s Annual Report on Form 10-K.
ETP as Co-Obligor of Sunoco, Inc. Debt
In connection with the Sunoco Merger and ETP Holdco Transaction, ETP became a co-obligor on approximately $965 million of aggregate principal amount of Sunoco, Inc.’s existing senior notes and debentures. The balance of these notes was $465 million as of December 31, 2016, and $400 million matured and was repaid in January 2017.
Panhandle Junior Subordinated Notes
The interest rate on the remaining portion of Panhandle’s junior subordinated notes due 2066 is a variable rate based upon the three-month LIBOR rate plus 3.0175%. The balance of the variable rate portion of the junior subordinated notes was $54 million at an effective interest rate of 3.77% at December 31, 2016.
ETP Senior Notes Offerings
In January 2017, ETP issued $600 million aggregate principal amount of 4.20% senior notes due April 2027 and $900 million aggregate principal amount of 5.30% senior notes due April 2047. ETP used the $1.48 billion net proceeds from the offering to refinance current maturities and to repay borrowings outstanding under the ETP Credit Facility.
The ETP senior notes were registered under the Securities Act of 1933 (as amended). ETP may redeem some or all of the ETP senior notes at any time, or from time to time, pursuant to the terms of the indenture and related indenture supplements related to the ETP senior notes. The balance is payable upon maturity. Interest on the ETP senior notes is paid semi-annually.
The ETP senior notes are unsecured obligations of ETP and the obligation of ETP to repay the ETP senior notes is not guaranteed by us or any of ETP’s subsidiaries. As a result, the ETP senior notes effectively rank junior to any future indebtedness of ours or our subsidiaries that is both secured and unsubordinated to the extent of the value of the assets securing such indebtedness, and the ETP senior notes effectively rank junior to all indebtedness and other liabilities of our existing and future subsidiaries.
Transwestern Senior Notes
The Transwestern senior notes are redeemable at any time in whole or pro rata in part, subject to a premium or upon a change of control event or an event of default, as defined. The balance is payable upon maturity. Interest is payable semi-annually.
Sunoco Logistics Senior Notes Offerings
In July 2016, Sunoco Logistics issued $550 million aggregate principal amount of 3.90% senior notes due in July 2026. The net proceeds from this offering were used to repay outstanding credit facility borrowings and for general partnership purposes.
Sunoco LP Senior Notes
In April 2016, Sunoco LP issued $800 million aggregate principal amount of 6.25% Senior Notes due 2021. The net proceeds of $789 million were used to repay a portion of the borrowings under its term loan facility.
Term Loans, Credit Facilities and Commercial Paper
ETE Term Loan Facility
As of December 31, 2016, the Parent Company had outstanding a Senior Secured Term Loan Agreement, dated as of March 5, 2015, both with scheduled maturities on December 2, 2019. In connection with the Parent Company’s entry into a Senior Secured Term loan Agreement on February 2, 2017, as discussed below, the Parent Company terminated both agreements.
On February 2, 2017, the Partnership entered into a Senior Secured Term Loan Agreement (the “Term Credit Agreement”) with Credit Suisse AG, Cayman Islands Branch, as administrative agent, and the other lenders party thereto. The Term Credit Agreement has a scheduled maturity date of February 2, 2024, with an option for the Parent Company to extend the term subject to the terms and conditions set forth therein. The Term Credit Agreement contains an accordion feature, under which the total commitments may be increased, subject to the terms thereof.
Pursuant to the Term Credit Agreement, the Term Lenders have provided senior secured financing in an aggregate principal amount of $2.2 billion (the “Term Loan Facility”). The Parent Company is not required to make any amortization payments with respect to the term loans under the Term Credit Agreement. Under certain circumstances and subject to certain reinvestment rights, the Parent Company is required to prepay the term loan in connection with dispositions of (a) IDRs in (i) prior to the consummation of the MLP Merger, ETP , and (ii) upon and after the consummation of the MLP Merger, Sunoco Logistics ; or (b) equity interests of any person which owns, directly or indirectly, IDRs in (i) prior to the consummation of the MLP Merger, ETP, and (ii) upon and after the consummation of the MLP Merger, Sunoco Logistics, in each case, with a percentage ranging from 50% to 75% of such net proceeds in excess of $50 million.
Under the Term Credit Agreement, the obligations of the Parent Company are secured by a lien on substantially all of the Parent Company’s and certain of its subsidiaries’ tangible and intangible assets including (i) approximately 18.4 million common units representing limited partner interests in ETP and approximately 81.0 million Class H units of ETP owned by the Partnership; and (ii) the Partnership’s 100% equity interest in Energy Transfer Partners, L.L.C. and Energy Transfer Partners GP, L.P., through which the Partnership indirectly holds all of the outstanding general partnership interests and IDRs in, immediately prior to the consummation of the MLP Merger, ETP and, immediately after the consummation of the MLP Merger, Sunoco Logistics. The Term Loan Facility initially is not guaranteed by any of the Partnership’s subsidiaries.
Interest accrues on advances at a LIBOR rate or a base rate, based on the election of the Parent Company for each interest period, plus an applicable margin. The applicable margin for LIBOR rate loans is 2.75% and the applicable margin for base rate loans is 1.75%. Proceeds of the borrowings under the Term Credit Agreement were used to refinance amounts outstanding under the Parent Company’s existing term loan facilities and to pay transaction fees and expenses related to the Term Loan Facility and other transactions incidental thereto.
ETE Revolving Credit Facility
The Parent Company has the Revolver Credit Agreement which has a scheduled maturity date of December 2, 2018, with an option for the Parent Company to extend the term subject to the terms and conditions set forth therein.
Pursuant to the Revolver Credit Agreement, the lenders have committed to provide advances up to an aggregate principal amount of $1.50 billion at any one time outstanding. The Revolver Credit Agreement contains an accordion feature, under which the total commitments may be increased, subject to the terms thereof.
As part of the aggregate commitments under the facility, the Revolver Credit Agreement provides for letters of credit to be issued at the request of the Parent Company in an aggregate amount not to exceed a $150 million sublimit.
Under the Revolver Credit Agreement, the obligations of the Parent Company are secured by a lien on substantially all of the Parent Company’s and certain of its subsidiaries’ tangible and intangible assets. Borrowings under the Revolver Credit Agreement are not guaranteed by any of the Parent Company’s subsidiaries.
Interest accrues on advances at a LIBOR rate or a base rate, based on the election of the Parent Company for each interest period, plus an applicable margin. The issuing fees for all letters of credit are also based on an applicable margin. The applicable margin used in connection with interest rates and fees is based on the then applicable leverage ratio of the Parent Company. The applicable margin for LIBOR rate loans and letter of credit fees ranges from 1.75% to 2.50% and the applicable margin for base rate loans ranges from 0.75% to 1.50%. The Parent Company will also pay a commitment fee based on its leverage ratio on the actual daily unused amount of the aggregate commitments.
ETP Credit Facility
The ETP Credit Facility allows for borrowings of up to $3.75 billion and matures on November 18, 2019. The indebtedness under the ETP Credit Facility is unsecured, is not guaranteed by any of the Partnership’s subsidiaries and has equal rights to holders of our current and future unsecured debt. The indebtedness under the ETP Credit Facility has the same priority of payment as our other current and future unsecured debt. We use the ETP Credit Facility to provide temporary financing for our growth projects, as well as for general partnership purposes.
As of December 31, 2016, the ETP Credit Facility had $2.78 billion outstanding, and the amount available for future borrowings was $813 million after taking into account letters of credit of $160 million and commercial paper of $777 million. The weighted average interest rate on the total amount outstanding as of December 31, 2016 was 2.20%.
Sunoco Logistics Credit Facilities
Sunoco Logistics maintains a $2.50 billion unsecured revolving credit agreement (the “Sunoco Logistics Credit Facility”), which matures in March 2020. The Sunoco Logistics Credit Facility contains an accordion feature, under which the total aggregate commitment may be increased to $3.25 billion under certain conditions.
The Sunoco Logistics Credit Facility is available to fund Sunoco Logistics’ working capital requirements, to finance acquisitions and capital projects, to pay distributions and for general partnership purposes. The Sunoco Logistics Credit Facility bears interest at LIBOR or the Base Rate, based on Sunoco Logistics’ election for each interest period, plus an applicable margin. The credit facility may be prepaid at any time. As of December 31, 2016, the Sunoco Logistics Credit Facility had $1.29 billion of outstanding borrowings, which included commercial paper of $50 million. The weighted average interest rate on the total amount outstanding as of December 31, 2016 was 1.76%.
In December 2016, Sunoco Logistics entered into an agreement for a 364-day maturity credit facility ("364-Day Credit Facility"), due to mature in December 2017, with a total lending capacity of $1.00 billion, including a $630 million term loan. The terms of the 364-Day Credit Facility are similar to those of the $2.50 billion Sunoco Logistics Credit Facility, including limitations on the creation of indebtedness, liens and financial covenants. The 364-Day Credit Facility is expected to be terminated and repaid in connection with the completion of the ETP and Sunoco Logistics merger.
Bakken Credit Facility
In August 2016, ETP, Sunoco Logistics and Phillips 66 announced the completion of the project-level financing of the Dakota Access Pipeline and Energy Transfer Crude Oil Pipeline projects (collectively, the “Bakken Pipeline”). The $2.50 billion credit facility is anticipated to provide substantially all of the remaining capital necessary to complete the projects and matures in August 2019 (the “Bakken Credit Facility”). As of December 31, 2016, the Bakken Credit Facility had $1.10 billion of outstanding borrowings. The weighted average interest rate on the total amount outstanding as of December 31, 2016 was 2.13%.
PennTex Revolving Credit Facility
On December 19, 2014, PennTex entered into a senior secured revolving credit facility with Royal Bank of Canada, as administrative agent, and a syndicate of lenders that became effective upon the closing of PennTex’s initial public offering and matures in December 2019 (the “PennTex Revolving Credit Facility”). The agreement provides for a $275 million commitment that is expandable up to $400 million under certain conditions. The funds have been used for general purposes, including the funding of capital expenditures. PennTex’s assets have been pledged as collateral for this credit facility.
As of December 31, 2016, PennTex had $106 million of available borrowing capacity under the PennTex Revolving Credit Facility. As of December 31, 2016, the weighted average interest rate on outstanding borrowings was 2.90%.
Sunoco LP Term Loan
In March 2016, Sunoco LP entered into a term loan agreement which provides secured financing in an aggregate principal amount of up to $2.035 billion due 2019. Amounts borrowed under the term loan bear interest at either LIBOR or base rate, based on Sunoco LP’s election for each interest period, plus an applicable margin. The proceeds were used to fund a portion of the ETP dropdown and to pay fees and expenses incurred in connection with the ETP dropdown and the term loan. In December, 2016, Sunoco LP entered into an amendment to the term loan to, among other matters, increase the maximum applicable margin for LIBOR rate loans, increase the maximum ratio of funded debt, and add new obligations to maintain a maximum ratio of secured funded debt to EBITDA of the Sunoco LP. As of December 31, 2016, the balance on the term loan was $1.24 billion. In January 2017, Sunoco LP entered into a limited waiver to its term loan, under which the agents and lenders party thereto waived and deemed remedied the miscalculations of Sunoco LP’s leverage ratio as set forth in its previously delivered compliance certificates and the resulting failure to pay incremental interest owed under the term loan.
Sunoco LP Credit Facility
Sunoco LP maintains a $1.50 billion revolving credit agreement, which was amended in April 2015 from the initially committed amount of $1.25 billion and matures in September 2019. As of December 31, 2016, the Sunoco LP Credit Facility had $1.00 billion of outstanding borrowings. In January 2017, Sunoco LP entered into a limited waiver to its revolving credit facility, under which the agents and lenders party thereto waived and deemed remedied the miscalculations of Sunoco LP’s leverage ratio as set forth in its previously delivered compliance certificates and the resulting failure to pay incremental interest owed under the revolving credit facility.
Covenants Related to Our Credit Agreements
Covenants Related to the Parent Company
The Term Loan Facility and ETE Revolving Credit Facility contain customary representations, warranties, covenants and events of default, including a change of control event of default and limitations on incurrence of liens, new lines of business, merger, transactions with affiliates and restrictive agreements.
The Term Loan Facility and ETE Revolving Credit Facility contain financial covenants as follows:

•
Maximum Leverage Ratio – Consolidated Funded Debt (as defined therein) of the Parent Company to Consolidated EBITDA (as defined therein) of the Parent Company of not more than 6.0 to 1, with a permitted increase to 7 to 1 during a specified acquisition period following the close of a specified acquisition; and

•	Consolidated EBITDA (as defined therein) to interest expense of not less than 1.5 to 1.
Covenants Related to ETP
The agreements relating to the ETP senior notes contain restrictive covenants customary for an issuer with an investment-grade rating from the rating agencies, which covenants include limitations on liens and a restriction on sale-leaseback transactions.
The ETP Credit Facility contains covenants that limit (subject to certain exceptions) the Partnership’s and certain of the Partnership’s subsidiaries’ ability to, among other things:

•	incur indebtedness;

•	grant liens;

•	enter into mergers;

•	dispose of assets;

•	make certain investments;

•	make Distributions (as defined in the ETP Credit Facility) during certain Defaults (as defined in the ETP Credit Facility) and during any Event of Default (as defined in the ETP Credit Facility);

•	engage in business substantially different in nature than the business currently conducted by the Partnership and its subsidiaries;

•	engage in transactions with affiliates; and

•	enter into restrictive agreements.
The credit agreement relating to the ETP Credit Facility also contains a financial covenant that provides that the Leverage Ratio, as defined in the ETP Credit Facility, shall not exceed 5.0 to 1 as of the end of each quarter, with a permitted increase to 5.5 to 1 during a Specified Acquisition Period, as defined in the ETP Credit Facility.
The agreements relating to the Transwestern senior notes contain certain restrictions that, among other things, limit the incurrence of additional debt, the sale of assets and the payment of dividends and specify a maximum debt to capitalization ratio.
Failure to comply with the various restrictive and affirmative covenants of our revolving credit facilities could require us to pay debt balances prior to scheduled maturity and could negatively impact the Operating Companies’ ability to incur additional debt and/or our ability to pay distributions.
Covenants Related to Panhandle
Panhandle is not party to any lending agreement that would accelerate the maturity date of any obligation due to a failure to maintain any specific credit rating, nor would a reduction in any credit rating, by itself, cause an event of default under any of Panhandle’s lending agreements. Financial covenants exist in certain of Panhandle’s debt agreements that require Panhandle to maintain a certain level of net worth, to meet certain debt to total capitalization ratios and to meet certain ratios of earnings before depreciation, interest and taxes to cash interest expense. A failure by Panhandle to satisfy any such covenant would give rise to an event of default under the associated debt, which could become immediately due and payable if Panhandle did not cure such default within any permitted cure period or if Panhandle did not obtain amendments, consents or waivers from its lenders with respect to such covenants.
Panhandle’s restrictive covenants include restrictions on debt levels, restrictions on liens securing debt and guarantees, restrictions on mergers and on the sales of assets, capitalization requirements, dividend restrictions, cross default and cross-acceleration and prepayment of debt provisions. A breach of any of these covenants could result in acceleration of Panhandle’s debt and other financial obligations and that of its subsidiaries.
In addition, Panhandle and/or its subsidiaries are subject to certain additional restrictions and covenants. These restrictions and covenants include limitations on additional debt at some of its subsidiaries; limitations on the use of proceeds from borrowing at some of its subsidiaries; limitations, in some cases, on transactions with its affiliates; limitations on the incurrence of liens; potential limitations on the abilities of some of its subsidiaries to declare and pay dividends and potential limitations on some of its subsidiaries to participate in Panhandle’s cash management program; and limitations on Panhandle’s ability to prepay debt.
Covenants Related to Sunoco Logistics
The Sunoco Logistics $2.50 billion Credit Facility contains various covenants, including limitations on the creation of indebtedness and liens, and other covenants related to the operation and conduct of the business of Sunoco Logistics and its subsidiaries. The Sunoco Logistics Credit Facility also limits Sunoco Logistics, on a rolling four-quarter basis, to a maximum total Consolidated Funded Indebtedness to Consolidated EBITDA ratio, each as defined in the Sunoco Logistics Credit Facility, of 5.0 to 1, which can generally be increased to 5.5 to 1 during an acquisition period. Sunoco Logistics’ ratio of total Consolidated Funded Indebtedness, excluding net unamortized fair value adjustments, to Consolidated EBITDA was 4.4 to 1 at December 31, 2016, as calculated in accordance with the credit agreements.
Covenants Related to Bakken Credit Facility
The Bakken Credit Facility contains standard and customary covenants for a financing of this type, subject to materiality, knowledge and other qualifications, thresholds, reasonableness and other exceptions. These standard and customary covenants include, but are not limited to:

•	prohibition of certain incremental secured indebtedness;

•	prohibition of certain liens / negative pledge;

•	limitations on uses of loan proceeds;

•	limitations on asset sales and purchases;

•	limitations on permitted business activities;

•	limitations on mergers and acquisitions;

•	limitations on investments;

•	limitations on transactions with affiliates; and

•	maintenance of commercially reasonable insurance coverage.
A restricted payment covenant is also included in the Bakken Credit Facility which requires a minimum historic debt service coverage ratio (“DSCR”) of not less than 1.20 to 1 (the “Minimum Historic DSCR”) with respect each 12-month period following the commercial in-service date of the Dakota Access and ETCO Project in order to make certain restricted payments thereunder.
Covenants Related to PennTex
The PennTex Revolving Credit Facility contains various covenants and restrictive provisions that, among other things, limit or restrict PennTex’s ability to incur or guarantee additional debt, incur certain liens on assets, dispose of assets, make certain distributions (including distributions from available cash, if a default or event of default under the credit agreement then exists or would result from making such a distribution), change the nature of PennTex’s business, engage in certain mergers or make certain investments and acquisitions, enter into non-arm’s-length transactions with affiliates and designate certain subsidiaries of PennTex as “Unrestricted Subsidiaries” for purposes of the credit agreement. Currently, no subsidiaries have been designated as Unrestricted Subsidiaries. PennTex is required to comply with a minimum consolidated interest coverage ratio of 2.50x and a maximum consolidated leverage ratio of 4.75x under the PennTex Revolving Credit Facility.
The borrowed amounts accrue interest at a LIBOR rate or a base rate, based on PennTex’s election for each interest period, plus an applicable margin. The applicable margin used in connection with the interest rates and fees is based on the then applicable Consolidated Total Leverage Ratio (as defined therein). The applicable margin for LIBOR rate loans and letter of credit fees range from 2.00% and 3.25% based on the Consolidated Total Leverage Ratio and the applicable margin for ABR loans ranges from 1.00% to 2.25% based on the Consolidated Total Leverage Ratio. The unused portion of the credit facility is subject to a commitment fee, which is based on the Consolidated Total Leverage Ratio and ranges from 0.35% to 0.50% multiplied by the amount of the unused commitment.
Covenants Related to Sunoco LP
The Sunoco LP Credit Facilities contain various customary representations, warranties, covenants and events of default, including a change of control event of default, as defined therein. The Sunoco LP Credit Facilities  require Sunoco LP to maintain a leverage ratio (as defined therein) of not more than (a) as of the last day of each fiscal quarter through December 31, 2017, 6.75 to 1.0, (b) as of March 31, 2018, 6.5 to 1.0, (c) as of June 30, 2018, 6.25 to 1.0, (d) as of September 30, 2018, 6.0 to 1.0, (e) as of December 31, 2018, 5.75 to 1.0 and (f) thereafter, 5.5 to 1.0 (in the case of the quarter ending March 31, 2019 and thereafter, subject to increases to 6.0 to 1.0 in connection with certain specified acquisitions in excess of $50 million, as permitted under the Credit Facilities.  Indebtedness under the Credit Facilities is secured by a security interest in, among other things, all of Sunoco LP’s present and future personal property and all of the present and future personal property of its guarantors, the capital stock of its material subsidiaries (or 66% of the capital stock of material foreign subsidiaries), and any intercompany debt. Upon the first achievement by Sunoco LP of an investment grade credit rating, all security interests securing borrowings under the Credit Facilities will be released.
Compliance With Our Covenants
Failure to comply with the various restrictive and affirmative covenants of our revolving credit facilities and note agreements could require us or our subsidiaries to pay debt balances prior to scheduled maturity and could negatively impact the subsidiaries ability to incur additional debt and/or our ability to pay distributions.
We and our subsidiaries are required to assess compliance quarterly and were in compliance with all requirements, tests, limitations, and covenants related to our debt agreements as of December 31, 2016.